Retail | Fidelity AMT Tax-Free Money Fund
Supplement to the
Fidelity® AMT Tax-Free Money Fund and Fidelity Municipal Money Market Fund
October 30, 2014
Prospectus

Proposed Reorganization. The Board of Trustees of each of Fidelity Union Street Trust II and Fidelity Newbury Street Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity® AMT Tax-Free Money Fund and Tax-Exempt Fund pursuant to which Fidelity AMT Tax-Free Money Fund would be reorganized on a tax-free basis with and into Tax-Exempt Fund.

The Agreement provides for the transfer of all of the assets of Fidelity AMT Tax-Free Money Fund in exchange for shares of Tax-Exempt Fund equal in value to the net assets of Fidelity AMT Tax-Free Money Fund and the assumption by Tax-Exempt Fund of all of the liabilities of Fidelity AMT Tax-Free Money Fund. After the exchange, Fidelity AMT Tax-Free Money Fund will distribute the Tax-Exempt Fund shares to its shareholders pro rata, in liquidation of Fidelity AMT Tax-Free Money Fund. As a result, shareholders of Fidelity AMT Tax-Free Money Fund will become shareholders of Tax-Exempt Fund (these transactions are collectively referred to as the "Reorganization"). As part of the Reorganization, shareholders of Fidelity AMT Tax-Free Money Fund would receive Premium Class shares of Tax-Exempt Fund.

The Reorganization, which does not require shareholder approval, is expected to take place in the second quarter of 2015. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity AMT Tax-Free Money Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization. For more detailed information, please contact Fidelity at 1-800-544-8544.